Filing pursuant to Rule 497(e)
									for The Hirtle Callaghan Trust
									1933 Act File No. 33-87762
									1940 Act File No. 811-8918


Supplement to Prospectus
dated September 15, 1997, for
The Hirtle Callaghan Trust

The Growth Equity Portfolio: Investment Advisory Arrangements
-------------------------------------------------------------
Pursuant to the terms of an Investment Management Agreement ("GSAM Agreement") approved by the by the Board of Trustees ("Board") at its meeting held on September 12, 1997, Goldman Sachs Asset Management ("GSAM") commenced serving as an Investment Manager for The Growth Equity Portfolio on October 1, 1997. For its services under its agreement with the Trust ("GSAM Agreement"), GSAM will receive a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. The GSAM Agreement is subject to approval by the shareholders of The Growth Equity Portfolio, which approval must be obtained within 120 days of the effective date of the GSAM Agreement.

At its meetings held on September 12, 1997, and on November 4, 1997, the Board also conditionally approved an amendment to the GSAM Agreement ("Performance Fee Amendment"). Under the Performance Fee Amendment, GSAM would be compensated based, in part, on the investment results achieved by it. Under the amendment, Portfolio Manager will receive a fee, payable quarterly, at the annual rate of .30% of the average daily net asset value of the Account, ("Base Fee"). After an initial one year period, the Base Fee would be increased or decreased at an annual rate of 25% of the net value added by GSAM over the total return of the Russell 1000 Growth Index during the 12 months immediately preceding the calculation date. GSAM's total compensation under the Amended Agreement would not exceed 50 basis points with respect to any 12 month period; the minimum annual fee that would be payable to GSAM under the amended agreement is 10 basis points. The Performance Fee Amendment will not become effective unless such amendment is approved by the shareholders of The Growth Equity Portfolio. In addition, the Performance Fee Amendment will not take effect unless and until certain relief is obtained from the Securities and Exchange Commission ("SEC") from certain rules adopted by the SEC. The relief sought would permit the proposed performance compensation to be based on the gross performance of that portion of the Portfolio's assets assigned by the Board to GSAM. There can be no assurance that the SEC will grant such relief.

As of August 31, 1997, GSAM, together with its affiliates, managed total assets of in excess of $124.1 billion. Robert C. Jones, Victor Pinter and Kent Clark will be responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to GSAM. Mr. Jones, a chartered financial analyst and Managing Director of GSAM has been a officer and investment professional with GSAM since 1989. Mr. Pinter, Vice President joined GSAM in 1990. Mr. Clarke, a Vice President of GSAM, joined the firm in 1992; prior to 1992, he was studying for a Ph.D. in finance at the University of Chicago. GSAM, the principal offices of which are located at One New York Plaza, New York, New York, 10004, is a separate operating division of Goldman, Sachs & Co.

The Growth Equity Portfolio: Investment Practices.
-------------------------------------------------
The Growth Equity Portfolio may also invest in certain instruments known as Standard & Poor's Depositary Receipts or "SPDRs" as part of its overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with with the investments in the types of securities in which the Portfolio invests and/or in anticipation of future purchases, including to achieve market exposure pending investment, provided that the use of such strategies are not for speculative purposes and are otherwise consistent with the investment policies and restrictions adopted by the Portfolio.

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

The Value Equity Portfolio:  Investment Advisory Arrangements
--------------------------------------------------------------
At a special meeting of the Board of Trustees held on on November 21, 1997, the Board conditionally approved an amendment to the Portfolio Management Agreement between the Trust and Institutional Capital Corporation ("ICAP"). Pursuant to the amendment, the fee payable to ICAP by The Value Equity Portfolio would, if approved by shareholders of that portfolio, be increased from .30% of the average net assets of that portion of the Portfolio managed by ICAP to .35% of such assets. The amendment will not be approved unless and until it is approved by the shareholder of The Value Equity Portfolio. It is currently anticipated that a meeting of the Portfolio's shareholders will be held for the purpose of considering the amendment to the ICAP Agreement on or before January 12, 1998.


Administration, Distribution and Related Services.
-------------------------------------------------
At its meeting held on September 12, 1997, the Board also approved amendments to those agreements pursuant to which BISYS Fund
Services, Inc. and certain of its affiliated companies ("BISYS")
 provide administration, transfer agency, accounting and distribution services to the Trust. At present, BISYS is compensated for its services under those agreements based on separate fee schedules. Effective October 1, 1997, the Trust will be provided with administration, transfer agency and fund accounting services for an all-inclusive fee payable. ("Omnibus Fee"). The Omnibus Fee is to be computed daily and paid monthly in arrears, at an annual rate of .10% of the aggregate average daily net assets of the Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios and of any additional portfolios that invest primarily in equity securities that may be created by the Trust in the future, and .08% of the aggregate average daily net assets of the Limited Duration Municipal Bond Portfolio and of any additional portfolios that invest primarily in debt securities that may be created in the future by the Trust.

The date of this Supplement is  November 25, 1997